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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                                 June 19, 1996
                Date of Report (Date or earliest event reported)

                         Commission file number 0-16979

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                                   ADT LIMITED
             (Exact Name of Registrant as Specified in its Charter)

      BERMUDA                      Cedar House                 Not Applicable
  (Jurisdiction of               41 Cedar Avenue              (I.R.S. Employer
  Incorporation or            Hamilton HM12, Bermuda        Identification No.)
   Organization)              (Address of Principal
                               Executive Offices)*            Not Applicable
                                                                (Zip Code)

Registrant's telephone number, including area code: (809) 295-2244*

- -------------------------------------------------------------------------------

* The executive offices of the subsidiary of registrant which supervises registrant's North American activities are at One Boca Place, 2255 Glades Road, Boca Raton, Florida 33431-0835. The telephone number there is (407) 997-8406.

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ITEM 5.  OTHER EVENTS.

On June 19, 1996, ADT Limited ("ADT") announced the proposed acquisition of Automated Security (Holdings) PLC, a corporation organized under the laws of England and Wales.

The press release issued by ADT is filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     Exhibit 99.1       Press Release dated June 19, 1996.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          ADT LIMITED



                                          By: /s/ Stephen J. Ruzika
                                              ----------------------------
                                              Stephen J. Ruzika
                                              Chief Financial Officer, Executive
                                              Vice President and Director

Date: June 27, 1996

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                                 EXHIBIT INDEX

99.1  Press Release dated June 19, 1996.